UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 10, 2016

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-02382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(952) 937-4000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 10, 2016, MTS Systems Corporation (the “Company”) issued a press release announcing the results of operations and financial condition for the second quarter ended April 2, 2016, the second quarter of the Company’s 2016 fiscal year.

During a conference call scheduled to be held at 10:00 a.m. ET on May 11, 2016, the Company’s President and Chief Executive Officer, Dr. Jeffrey A. Graves, and Senior Vice President and Chief Financial Officer, Jeffrey P. Oldenkamp, will discuss the Company’s results for the fiscal quarter ended April 2, 2016.

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company’s press release in connection with the announcement. The information in this Item 2.02, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 2.05	Costs Associated with Exit or Disposal Activities

On May 10, 2016, the Company announced restructuring actions to further reduce the Company’s overall cost structure by eliminating 55 to 65 positions, in the aggregate, primarily in the Company’s Corporate area and its Test segment through terminations, the elimination of certain open positions as a result of employees leaving voluntarily during fiscal year 2016 and reductions in contractors. The Company estimates that it will incur pre-tax restructuring expenses related to these actions totaling approximately $1.5 to $2.0 million for severance and related charges. The majority of the expenses are expected to be incurred in the three months ended July 2, 2016.

Approximately $1.1 to 1.4 million and $0.4 to $0.6 million of the estimated severance and related charges are expected be recorded in the Company’s Test and Sensors segments, respectively. The Company anticipates the restructuring actions to be completed by the end of fiscal year 2016 with the majority of cash paid in the second half of its fiscal year 2016.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being furnished herewith:

99.1	Press Release dated May 10, 2016 announcing the results of operations and financial condition for the fiscal quarter ended April 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION (Registrant)

Date: May 10, 2016	By:	/s/ Jeffrey P. Oldenkamp
Jeffrey P. Oldenkamp Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title	Method of filing
99.1	Press Release dated May 10, 2016 announcing the results of operations and financial condition for the fiscal quarter ended April 2, 2016	Filed electronically